Rule 497(e)
                                                 File Nos. 33-69686 and 811-8064



                             THE MONTGOMERY FUNDS II

                    Supplement dated December 13, 1999 to the
                        Prospectus dated October 31, 1999


For Shareholders in the Montgomery U.S. Asset Allocation Fund only:

On December 30, 1999, the Montgomery U.S. Asset Allocation Fund will change its name to Montgomery Balanced Fund. This name change will have no effect on the management, objective or strategies of the Fund. Additionally, effective the end of the quarter ending March 31, 2000, the Fund will change its income dividend distribution and declaration cycle from one that is declared and paid in the last quarter of each calendar year to one that is declared and paid on or about the last business day of each quarter.